UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 29, 2026

HOLOGIC, INC.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-36214	04-2902449
(Commission File Number)	(I.R.S. Employer Identification No.)

250 Campus Drive, Marlborough, Massachusetts	01752
(Address of Principal Executive Offices)	(Zip Code)

(508) 263-2900
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	HOLX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On January 29, 2026, Hologic, Inc. issued a press release announcing its financial results for the first quarter ended December 27, 2025. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Limitation on Incorporation by Reference. The information furnished in this Item 2.02, including the press release attached hereto as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements.

Except for historical information contained in the press release attached as an exhibit hereto, the press release contains forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed acquisition of Hologic by affiliates of Blackstone Inc. and TPG Capital, Hologic filed with the SEC a Definitive Proxy Statement of Hologic (the “Proxy Statement”) on December 23, 2025. Hologic has mailed the Proxy Statement to its stockholders. HOLOGIC URGES YOU TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AS THEY BECOME AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT HOLOGIC, BLACKSTONE INC., TPG CAPITAL, THE PROPOSED TRANSACTION AND RELATED MATTERS. You are able to obtain a free copy of the Proxy Statement and other related documents (when available) filed by Hologic with the SEC at the website maintained by the SEC at www.sec.gov. You are also able to obtain a free copy of the Proxy Statement and other documents (when available) filed by Hologic with the SEC by accessing the investor relations section of Hologic’s website at https://investors.hologic.com or by contacting Hologic investor relations at investors@hologic.com or calling 858-410-8904.

Participants in the Solicitation

Hologic and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Hologic stockholders in connection with the proposed transaction.

Information regarding the directors and executive officers of Hologic, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth (i) in Hologic’s Amendment No. 1 to the Annual Report on form 10-K (the “Form 10-K/A”), including under the headings “Board of Directors,” “Executive Officers,” “Compensation Discussion and Analysis,” “Executive Compensation Tables,” “Director Compensation,” “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Certain Relationships and Related-Party Transactions,” which was filed with the SEC on January 22, 2026 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/859737/000085973726000004/holx-20250927.htm, (ii) in the Proxy Statement, including under the headings “The Merger - Interests of the Company’s Directors and Executive Officers in the Merger” and “Security Ownership of Certain Beneficial Owners and Management” which was filed with the SEC on December 23, 2025 and is available at https://www.sec.gov/Archives/edgar/data/859737/000114036125046571/ny20058411x2_defm14a.htm and (iii) to the extent holdings of Hologic’s securities by its directors or executive officers have changed since the amounts set forth in the Form 10-K/A, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership on Form 5 filed with the SEC, which are available at EDGAR Search Results https://www.sec.gov/edgar/browse/?CIK=0000859737&owner=only.

Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the proxy statement and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of these documents as described above.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated January 29, 2026, of Hologic, Inc. announcing its financial results for the first quarter ended December 27, 2025.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2026	HOLOGIC, INC.

	By:	/s/ Karleen M. Oberton
Karleen M. Oberton
Chief Financial Officer